SMITH BARNEY INCOME FUNDS
on Behalf of
SMITH BARNEY PREMIUM TOTAL RETURN FUND
(the "Fund")

Supplement dated August 14, 1998
to the Prospectus dated April 29, 1998

	The following supplements the information in the Prospectus under "Investment Objective and Policies - Additional Investments."

Foreign Securities and American Depositary
Receipts. The Fund may invest up to 20% of its assets in foreign securities and American Depositary
Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

	Investing in the securities of foreign
companies involves special risks and considerations not typically associated with investing in U.S.
companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect
U.S. investments in foreign countries and potential restrictions on the flow of international capital.
Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC.
Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity.
Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.



FD 01537
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